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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2003


                                  SBARRO, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    NEW YORK
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-8881                                           11-2501939
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(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)


401 BROADHOLLOW ROAD, MELVILLE, NEW YORK                                11747
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (631) 715-4100


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.
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         On September 8, 2003 Michael O'Donnell entered into an employment agreement with the Company and was elected President, Chief Executive Officer and a director of the Company.

         Mario Sbarro, who previously held those positions, remains Chairman of the Board of Directors and will remain active in the business and operations of the Company.

         A copy of Mr. O'Donnell's employment agreement is attached as Exhibit
99.01 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial statements of business acquired:

             Not applicable.

         (b) Pro forma financial information:

             Not applicable.

         (c) Exhibits:

             99.01 Employment Agreement, dated as of September 8, 2003, between the Company and Michael O'Donnell.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SBARRO, INC.


Date: September 15, 2003                   By: /s/ Mario Sbarro
                                              ----------------------------------
                                              Mario Sbarro,
                                              Chairman of the Board of Directors


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                                  EXHIBIT INDEX



Exhibit
Number   Description
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99.01    Employment Agreement, dated as of September 8, 2003, between the
         Company and Michael O'Donnell.


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